SECURITIES AND EXCHANGE

                             Washington, D.C. 20549

                                   Form 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest event Reported): November 2, 2001


                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           New York 0-30183 13-4025362
        ------------------------ ---------------------- -----------------
       (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation or ID Number)
                                  organization)


                       54 Pine Street, New York, NY 10005
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 809-8015
                                ----------------
                         (Registrant's Telephone Number)


                        PANAGRA INTERNATIONAL CORPORATION
              -----------------------------------------------------
                   (Former name if changed since last report)

         This Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K (the "Original Form 8-K") filed by Minghua Group International Holdings Limited (formerly PanAgra International Corporation and hereinafter referred to as the "Company"), on July 6, 2001. The sole purpose of this Amendment is to amend and restate Item 7 of the Original Form 8-K to read in its entirety as set forth below.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Minghua Group International Holding (Hong Kong) Limited

(b)      Pro Forma Financial Information

                  Pro forma financial statements are not included because prior to the Closing, the Company had no significant assets or liabilities and, accordingly, no material change will result from the pro forma consolidation of the Company's financial statements with those of Ming Hua Group International.

(c)      Exhibits

2.1 Stock Purchase Agreement, dated April 27, 2001, among the Company, Acquisition Corp. and the Sellers, filed as an exhibit on Form 8-K, April 27, 2001.

99.1     Press Release filed as an exhibit on Form 8-K, July 6, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 2, 2001

                                    Minghua Group International Holdings Limited


                                    By:  /s/ Ronald C. H. Lui
                                         -------------------------------
                                         Ronald C. H. Lui, President

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                        Consolidated Financial Statements
                                   (RESTATED)

                                DECEMBER 31, 2000




























Dated:    June 11, 2001, except for note 11
           as to which the date Is August 16, 2001

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                                DECEMBER 31, 2000
                                   (RESTATED)




                                    I N D E X









                                                                                           Page No.


INDEPENDENT AUDITORS' REPORT                                                                   2


CONSOLIDATED BALANCE SHEET
         December 31, 2000 (Restated)                                                          3


CONSOLIDATED STATEMENTS OF OPERATIONS
         For  the Years Ended December 31, 2000 and 1999 and June 4, 1997 (Date
              of Inception) to December 31, 2000
              (Restated)                                                                       4


CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY June 4, 1997 (Date of
         Inception) to December 31, 2000
         (Restated)                                                                            5


CONSOLIDATED STATEMENTS OF CASH FLOWS
         For  the Years Ended December 31, 2000 and 1999 and June 4, 1997 (Date
              of Inception) to December 31, 2000
              (Restated)                                                                       6


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
         (Restated)                                                                            7

INDEPENDENT AUDITORS' REPORT


Board of Directors
Ming Hua Group International Holding
  (Hong Kong) Limited and Subsidiary
(A Development Stage Company)
Hong Kong, China

We have audited the accompanying consolidated balance sheet of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company) as of December 31, 2000 and the related consolidated statements of operations, stockholders' deficiency and cash flows for the years ended December 31, 2000 and 1999 and from June 4, 1997 (Date of Inception) to December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary (A Development Stage Company) as of December 31, 2000, and the consolidated results of its operations and its consolidated cash flows for the years ended December 31, 2000 and 1999 and from June 4, 1997 (Date of Inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 11 to the financial statements, an understatement in deficit was previously reported as of December 31, 2000 and accordingly, these financial statements are restated to correct that understatement.




\s\Livingston, Wachtell & Co., LLP
New York, New York

June 11, 2001, except for note 11
as to which the date is August 16, 2001

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                DECEMBER 31, 2000
                                   (RESTATED)



                                                       ASSETS
CURRENT ASSETS
      Cash                                                                                         $        76,885
      Due from Related Companies                                                                           415,076
      Prepaid Expenses and Other Current Assets                                                              6,242
                                                                                                   ---------------

              Total Current Assets                                                                         498,203
                                                                                                   ---------------

PROPERTY, PLANT AND EQUIPMENT - at Cost                                                                    230,666
      Less: Accumulated Depreciation                                                                       (51,945)
                                                                                                   ---------------

                                                                                                           178,721

              TOTAL ASSETS                                                                         $       676,924
                                                                                                   ===============


                                      LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
      Note Payable - Bank                                                                          $       691,341
      Accrued Liabilities                                                                                   21,613
      Due to Stockholders                                                                                9,715,623
                                                                                                   ---------------

              Total Current Liabilities                                                                 10,428,577
                                                                                                   ---------------


COMMITMENT

STOCKHOLDERS' DEFICIENCY
      Common Stock                                                                                         128,340
      Deficit Accumulated During the Development Stage                                                  (9,879,993)
                                                                                                   ---------------

              TOTAL STOCKHOLDERS' DEFICIENCY                                                            (9,751,653)
                                                                                                   ---------------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                 DEFICIENCY                                                                        $       676,924
                                                                                                   ===============




                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000
                                   (RESTATED)





                                                                                                       JUNE 4, 1997
                                                                                                         (DATE OF
                                                                                                      INCEPTION) TO
                                                                                                       DECEMBER 31,
                                                                 2000                 1999                 2000
                                                                 ----                 ----                 ----

INCOME                                                       $      -             $      -             $      -


COST AND EXPENSES
     General and Administrative Expenses                        1,244,291                  302            1,248,091


EXPENSES
     Research and Development Expenses                          8,612,730                -                8,612,730
                                                             ------------         ------------         ------------


OPERATING LOSS                                                 (9,857,021)                (302)          (9,860,821)


OTHER EXPENSE
     Interest Expense                                              19,172                -                   19,172
                                                             ------------         ------------         ------------


NET LOSS                                                     $ (9,876,193)        $       (302)        $ (9,879,993)
                                                             ============         ============         ============-





NET LOSS PER SHARE OF COMMON STOCK                           $       (.35)        $      (.00)         $      (.35)
                                                             ============-        ============         ===========

WEIGHTED AVERAGE NUMBER OF
     COMMON STOCK SHARES                                       28,000,000           28,000,000           28,000,000
                                                             ============         ============         ============





                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

               CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY

                       JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000
                                   (RESTATED)






                                                                                                       DEFICIT

                                                                      COMMON STOCK*
                                                                    $.00458 PAR VALUE
                                                               SHARES             AMOUNT
                                                                                                  ACCUMULATEDDURING
                                                                                                         THE
                                                                                                     DEVELOPMENT
                                                                                                        STAGE


COMMON STOCK ISSUED - June 4, 1997                                 280,000        $      1,283        $     -

     Net Loss For The Period                                         -                  -                     (289)
                                                            --------------        ------------        -------------

BALANCE - DECEMBER 31, 1997                                        280,000               1,283                (289)


     Net Loss For The Year                                           -                  -                   (3,209)
                                                            --------------        ------------        ------------

BALANCE - DECEMBER 31, 1998                                        280,000               1,283              (3,498)


     Shares Issued At Par Value - March 30, 1999                27,720,000             127,057              -

     Net Loss For The Year                                           -                  -                     (302)
                                                            --------------        ------------        ------------

BALANCE - DECEMBER 31, 1999                                     28,000,000             128,340              (3,800)

     Net Loss For The Year                                           -                  -               (9,876,193)
                                                            --------------        ------------        ------------

BALANCE - DECEMBER 31, 2000                                     28,000,000        $    128,340        $ (9,879,993)
                                                            ==============        ============        ============





*See footnote 12 (Subsequent Events) regarding recapitalization of Ming Hua Group International Holding (Hong Kong) Limited. The shares shown above have been restated to reflect the equivalent Minghua USA shares received by the Ming Hua Hong Kong shareholders.




                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                DECEMBER 31, 2000
                                   (RESTATED)

                                                                                                      JUNE 4, 1997
                                                                                                        (DATE OF
                                                                                                      INCEPTION) TO
                                                                                                    DECEMBER 31, 2000
                                                                  2000                1999
                                                                  ----                ----          -----------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                 $   (9,876,193)    $         (302)     $   (9,879,993)
     Adjustments to Reconcile Net Loss to Net Cash
         Provided By Operating Activities:
              Depreciation                                            51,945            -                    51,945
              Research and Development Expenses
                  Recorded in Reorganization*                      8,612,730            -                 8,612,730
              Reorganization Expenses Recorded
                  In Reorganization*                                 455,830            -                   455,830
              Changes in Operating Assets and
                  Liabilities:
                      Prepaid Expenses and
                           Other Assets                               (6,242)           -                    (6,242)
                      Accrued Liabilities                             21,613             (3,224)             21,613
                                                              --------------     --------------      --------------

     NET CASH USED IN OPERATING
         ACTIVITIES                                                 (740,317)            (3,526)           (744,117)
                                                              --------------     --------------      --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Reorganization - Net of Cash Acquired                         (320,579)           -                  (320,579)
      Purchases of Property and Equipment                           (181,128)           -                  (230,666)
                                                              --------------     --------------      --------------

     NET CASH USED IN INVESTING ACTIVITIES                          (501,707)           -                  (551,245)
                                                              --------------     --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Due to Stockholders and Related Parties - Net                 1,316,420           (123,531)          1,241,418
     Proceeds From Issuance of Common Stock                          -                  127,057             128,340
     Notes Payable - Bank - Net                                        2,489            -                     2,489
                                                              --------------     --------------      --------------

     NET CASH PROVIDED BY FINANCING
         ACTIVITIES                                                1,318,909              3,526           1,372,247
                                                              --------------     --------------      --------------

NET INCREASE IN CASH                                                  76,885            -                    76,885

CASH - BEGINNING OF YEAR                                             -                  -                   -
                                                              --------------     --------------      --------

CASH - END OF YEAR                                            $       76,885     $      -            $       76,885
                                                              ==============     ==============      ==============

*See footnotes 3 and 12 regarding reorganization of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary.



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.     BUSINESS DESCRIPTION AND ORGANIZATION

       COMPANY

         Ming Hua Group International Holding (Hong Kong) Limited ("Ming Hua Hong Kong"), formerly Lucky Perfect International Limited and Shenzhen Ming Hua Group ("H.K") Limited, was incorporated under the laws of the Hong Kong Special Administrative region of the Peoples Republic of China on June 4, 1997. On July 16, 2000, Ming Hua Hong Kong acquired a 70% interest in Shenzhen Ming Hua Environmental Protection Vehicle Co., Ltd. a Peoples Republic of China Corporation, ("Minghua China"), (collectively the "Company").

         The Company remains in the development stage and for the period June 4, 1997 (date of inception) to December 31, 2000 has engaged primarily in research and development activities developing the hybrid powered vehicle technology. General and administrative expenses consist primarily of professional and consulting fees, reorganization expenses and rent expenses.

         The Company's stockholders intend to carry out their plan to exchange all of their stock for an existing publicly traded Company's stock in order to generate more capital for the Company (See Notes 9 and 12 "Subsequent Events"). The Company's existing capital is not sufficient to meet the Company's cash needs, accordingly, additional capital is required for future operations.

       TECHNOLOGY

         Minghua China is the owner of patented technology ("Technology") relating to hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system. Minghua China produced a prototype hybrid vehicle ("Minghua Hybrid Vehicle") in 2000 and will initially attempt to sell the Minghua Hybrid Vehicle to the public transportation market in China. Minghua China has not made any sales of Minghua Hybrid Vehicles to date, however, it has entered into 4 non-binding letters of intent for the sale of up to 110 Minghua Hybrid vehicles. All manufacturing by Minghua China of the Minghua Hybrid Vehicle will be done in China. The Company's future intent is to license their technology to other countries.

         The Company believes that the Minghua Hybrid Vehicle differs from other environmentally protective vehicles on the Chinese market primarily due to its parallel composite power system where the diesel engine and the electric power system can be used alternatively and independently and the battery recharges, while the Minghua Hybrid Vehicle is running on diesel fuel.

         In 1999, the rights to the results of the research and development ("R&D") expenditures to discover the technology (pending patent rights), which were substantially complete, were transferred to Minghua China from Mr. Li Chuquan and Mr. Wang Chun Fu, ("Developers"), who were also stockholders who had effective control of Minghua China. This transfer was deemed to be a transfer between entities under common control and was therefore recorded on Minghua China's records at the Developers' accumulated historical cost basis. The
Developers accumulated R&D expenditures at the time of transfer was approximately $8.6 million, which was expensed by Minghua China as R&D with a corresponding note payable to the Developers recorded. The R&D activities to develop the technology started in 1994.

         In February 2001, Minghua China had an appraisal (unaudited) done on the technology by Shenzhen Zhong - Dexin Assets Appraisal Co., Ltd. appraisers licensed by the Ministry of Finance of the Peoples Republic of China. The appraisal report valued the technology at approximately $64,050,000.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1.     BUSINESS DESCRIPTION AND ORGANIZATION (Continued)

       CAPITAL RESOURCES AND BUSINESS RISKS

         The Company remains in the development stage and all future operations are subject to all of the risks inherent in the establishment of a new business enterprise. At December 31, 2000, currrent liabilities exceeded current assets by $9,930,374. Additional capital resources through future new offerings of securities will be needed in order to accomplish the Company's present marketing, technology development and manufacturing programs. The Company plans on making the following expenditures: i) purchasing real property for the proposed main facility in the Shenzhen District of China, ii) purchasing a domestic vehicle manufacturing facility in the Liaoning Province of China (iii) producing 110 hybrid vehicles in 2001 and (iv) advertising and marketing. The manufacturing facilities and other operations in China, as well as the business financial condition and results of operations are, to a significant degree, subject to economic, political and social events in China. The Company expects to make further investments in China in the future. Therefore, the business, financial condition and results of operations are to a significant degree subject to economic, political and social events in China. The limited performance history of hybrid powered vehicles and the emerging nature of the target markets makes forecasting future sales unpredictable and cause operating results to fluctuate from quarter to quarter.

         The Company has obtained patents in China, Germany and Japan and has filed additional patent applications in various countries, including the United States of America, the European Union, Republic of Korea and Singapore. Intellectual property protection measures may not be sufficient to prevent misappropriation of the technology or competitors may independently develop technologies that are substantially equivalent or superior to the Company's technology. Legal systems of many foreign countries, including China, do not protect intellectual property rights to the same extent as the legal system of the United States. If the Company cannot adequately protect the proprietary information and technology, the business, financial condition and results of operations could be materially adversely affected.

       CONTROL BY PRINCIPAL STOCKHOLDERS

         The directors, executive officers and their affiliates own beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, the directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock and the dissolution, merger or sale of the Company's assets.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

         The accompanying consolidated financial statements include the accounts of Ming Hua Holding and its 70% owned subsidiary, Minghua China,.

         All  material   intercompany   accounts  and  transactions   have  been
eliminated in 2000.

         The Company has determined The Peoples Republic of China Chinese Yuan Renminbi to be the functional currency of Minghua China. There were no gains or losses recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency in 2000. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

         The balance sheet of Minghua China was translated at year-end exchange rates, except for property and equipment, which was translated at rates in effect when the assets were acquired, substantially the same as the year end rates. Expenses were translated at exchange rates in effect during the year, substantially the same as the year-end rates.

       REVENUE RECOGNITION

       The Company will recognize revenue when binding orders are received and vehicles are shipped to customers.

       USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       SIGNIFICANT ESTIMATES

         Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates are related to the useful lives for amortization and depreciation.

       CASH AND CASH EQUIVALENTS

         The Company invests idle cash primarily in money market accounts, certificates of deposits and short-term commercial paper. Money market funds and all highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       PROPERTY, PLANT AND EQUIPMENT

         Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

         Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

                                                         Estimated
                                                        Useful Lives

Machinery and Equipment                                    5 years
Transportation and Delivery Equipment                      3 years
Office and Computer Software and
   Equipment                                               5 years


         The  Company   continually   reviews  plant  and  equipment  and  other
long-lived assets to determine that the carrying values have not been impaired.

         Depreciation on property and equipment charged to expense was $51,945 for 2000.

       ADVERTISING COSTS

         All costs associated with advertising and promoting products are expensed in the year incurred. Advertising expense was $46,602 for the year ended December 31, 2000.

       INCOME TAXES

         Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

         The Company is currently in the development stage and has not yet commenced an active trade or business, therefore, the Company did not provide any current or deferred income tax provision or benefit for any periods presented to date because it has experienced operating losses since inception.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       MINORITY INTEREST IN SUBSIDIARY

         The Company records minority interest expense, which reflects the portion of the earnings of Minghua China, that are applicable to the minority interest common stockholders (30% at December 31, 2001). The stockholders are not required to fund the Company's deficits, therefore, no minority interest in subsidiary was recorded at December 31, 2000.

       START-UP COSTS

         The  Company,  in  accordance  with  the  provisions  of  the  American
Institute of Certified Public Accountants' Statement of Position (SPO) 98-5, "Reporting on the Costs of Start-up Activities, expenses all start-up and organizational costs as they are incurred.

       RESEARCH AND DEVELOPMENT COSTS

         Company sponsored research and development costs, related to both present and future products, are charged to operations when incurred and are included in operating expenses.

       RELATED PARTY AND STOCKHOLDERS' LOANS

         The caption "Due to Stockholders" are loans that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. The stockholders' current intention is not to require repayment of the stockholder's loan within the next year. The caption "Due from Related Companies" consists primarily of prepaid rent on office space in Shenzhen China.

       LOSS PER SHARE

         Basicloss per common share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share are calculated by adjusting the weighted average outstanding shares, assuming conversion of all potentially dilutive stock options.

       COMPREHENSIVE LOSS

         The Company, under SFAS 130, is required to report the changes in shareholders' equity from all sources during the period, including foreign currency translation adjustments. The amount of foreign currency translation gain or loss for the year ended December 31, 2000 was not material.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




3.     ACQUISITION OF A SUBSIDIARY

         Ming Hua Hong Kong acquired 70% of the outstanding common stock shares of Minghua China, on July 16, 2000 for $793,270. This stock acquisition has been accounted for as a transfer of net assets under common control, with Minghua China's assets and liabilities transferred to Ming Hua Hong Kong at their historical carrying values. Included in the assets deemed to have been received by Ming Hua Hong Kong was the patent, (which had earlier been transferred to Minghua China by Minghua Hong Kong's stockholders) which had no historical cost basis. Included in the liabilities received from Minghua China was a non-interest bearing loan payable of $9,108,327 to the Ming Hua Hong Kong stockholders for the benefits of the Research and Development expenditures they incurred. The net liabilities recorded at the date of the transaction amounted to $8,275,290. Combined with the $793,270 cash paid the total decrease in net assets was $9,068,560. Of this amount $8,612,730, equal to the amounts spent on research and development by the Ming Hua Hong Kong shareholders to develop the patent, was recorded as research and development expense. The remaining $455,830 was recorded in general and administrative expenses as reorganization and other expenses. Because Minghua China had net liabilities at the acquisition date and shareholders have no obligation to contribute additional capital, no minority interest was recognized for the 30% interest owned retained by the original Minghua China shareholders. Minghua China's loss has been included in the consolidated financial results of the Company from its date of acquisition.

         During July 2000, Minghua China transferred real estate with a book value of $965,000, to a stockholder as partial satisfaction of the stockholder's loan. No gain or loss was recognized on the transfer of this asset.

         On February 9, 2001, Ming Hua Hong Kong acquired an additional 15% interest in the Company for $169,603 cash. The acquisition of this minority interest was accounted for under the purchase method. The $169,603 was allocated entirely to the additional interest in the patent that was thereby deemed to have been acquired for accounting purposes.


4.     PROPERTY AND EQUIPMENT

       Property and equipment at cost consists of:

                                                         December 31,
                                                                2000

             Transportation Equipment                     $    58,118

             Office, Computer Software and Equipment          172,548
                                                          -----------

                                                              230,666

             Less: Accumulated Depreciation                   (51,945)
                                                          -----------

                                    T O T A L             $   178,721
                                                          ===========

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




5.     NOTES PAYABLE - BANK

         This bank loan consists of a credit line agreement, denominated in Chinese Yuan Renminbi, from a Chinese bank secured by a guarantee given by a related party. The United States dollar equivalent of the outstanding loan balance at December 31, 2000 was $691,341.

       Total interest expense incurred in 2000 was $19,127.

6.     LEASE COMMITMENTS

         The Company leases office space from a related company, under a long-term non-cancellable lease agreement with annual rent escalations of 8%.

         Minimum future rental payments under the non-cancellable operating lease as of December 31, 2000 for each of the next five years and in the aggregate are as follows:

                                    Year Ended
                                    December 31,                   Amount
                                    -----------                    ------
                                        2001                    $  417,423
                                        2002                       450,817
                                        2003                       486,883
                                        2004                       525,833
                                        2005                       368,766
                                        2006 and thereafter         -
                                                              ------------

                     Total Minimum Future Rental Payments     $  2,249,722
                                                              ============


       Total rent expense paid to the related Company for the year ended December 31, 2000 was $170,916.

7.     COMMON STOCK

       The Company's capital structure as of December 31, 2000 was as follows:

                     COMMON STOCK - Par Value:
                         $.00458 at December 31, 2000

                         December 31, 2000:
                              Issued and Outstanding - 28,000,000 shares

         The December 31, 2000 loss per share information is that of Ming Hua Hong Kong, restated to reflect the equivalent Minghua USA shares.

         The Company has agreements with some of the stockholders that contain restrictions on the transfer and other disposition of the stock.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




8.     SUPPLEMENTAL CASH FLOW INFORMATION

       Cash paid during the years ended December 31, 2000 and 1999 for:

                                                                June 4, 1997
                                                                  (Date of
                                                                Inception) to
                                                                December 31,
                                   2 0 0 0           1 9 9 9        2 0 0 0
                                   -------           -------        -------

              Interest             $  127           $  -             $  127
                                   ======           ========         ======

              Income Taxes         $  -              $ -             $   -
                                   ======            =======         ===========


       Details of 2000 business reorganization transaction:

              Fair Value of Assets Acquired (less cash included) $  1,011,920
              Assumed Liabilities to Stockholder                   (9,108,327)
              Assumed Other Liabilities                              (651,574)
              Research and Development Expenses Recorded            8,612,730
              General and Administrative Expenses Recorded            455,830
                                                                 ------------

              Cash Paid (Net of Cash Acquired)                   $    320,579
                                                                 ============


9.     SUBSEQUENT EVENTS - THROUGH JUNE 11, 2001

         On April 27, 2001, the Company's two stockholders entered into a stock sale agreement (the "Agreement") with Panagra International Corporation ("Panagra") and it's Subsidiary, Ming Hua Acquisition Corp., ("Acquisition Corp.") relating to the purchase by Acquisition Corp. of all of the outstanding capital stock of Ming Hua Hong Kong. Minghua USA funded the cash amount and issued the shares on behalf of Acquisition Corp. as a capital contribution to Acquisition Corp.

10.    FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



10.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         As a result of the difficulties presented in the valuation of the loans receivable and payable from related entities because of their related party nature, estimating the fair value of these financial instruments is not considered practicable. The fair values of all other financial instruments do not differ materially from their carrying amounts. None of the above is derivative financial instruments and none are held for trading purposes.

11.    RESTATEMENT OF DECEMBER 31, 2000 FINANCIAL STATEMENTS

         The accompanying financial statements for 2000 have been restated. It has been determined that the Minghua Hong Kong's stock acquisition of Minghua China should be accounted for as a transfer of net assets under common control. Minghua China's assets and liabilities transferred over should be at their historical carrying values and accounted for in a manner similar to pooling of interests, with no goodwill or other intangibles recorded.

         It was also determined that the accumulated research and development of core technology expenses incurred and transferred to Minghua China by stockholders and developers, who have interests in both Ming Hua Hong Kong and Minghua China, should also be accounted for as a transfer of net assets under common control.

         The historical carrying value of the stockholders Research and Development costs, in accordance with Statement of Financial Accounting Standards # 2, ("SFAS 2") is zero. Research and development expenditures in accordance with SFAS 2 are required to be expensed in the periods in which they are incurred. The Research and Development expenditures started in 1994 and were transferred over to Minghua China in 1999. These costs totalled $8,612,730 .

         Therefore, had this transfer been originally accounted for as a transfer of net assets under common control and not as a purchase of a patent at "arms length" between third parties, the historical carrying amount of the assets transferred would have been zero and the net loss would have increased by $8,612,730 (Research and Development expenses). The end result of this restatement in 2000 is to decrease intangible and other assets by $9,233,935, increase accrued liabilities by $19,045, increase deficit by $9,252,980, decrease loss per share by $.27 for 2000 and $.91 for the period June 4, 1997 (date of inception) to December 31, 2000, increase net cash used in operating activities by $268,536, decrease net cash used in investing activities by $1,701 and increase net cash provided by financing activities by $266,835 for the year ended December 31, 2000.

         The audited statements for December 31, 2000 for Ming Hua Hong Kong and the SEC form 8K filed, will be restated and refiled on SEC Form 8KA, to reflect all the above accounting changes.

                         LIVINGSTON, WACHTELL & CO., LLP
                          Certified Public Accountants
                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




12.    ADDITIONAL SUBSEQUENT EVENTS - UNAUDITED

         On August 2, 2001, an amendment to the certificate of incorporation was made changing the name of Panagra International Corporation ("Panagra") to Minghua Group International Holding Limited, ("Minghua USA").

         On June 22, 2001, Minghua USA acquired all the outstanding shares of Minghua Hong Kong. The transaction was effected by paying to the Ming Hua Hong Kong stockholders $1,000,000 and issuing 28,000,000 additional Minghua USA common shares that resulted in the Ming Hua Hong Kong shareholders owning approximately 70% of the outstanding shares of Minghua USA and having control of Minghua USA after this transaction.

         For financial reporting purposes this transaction was recorded as a recapitalization of Minghua Hong Kong. Minghua Hong Kong is deemed to be the continuing, surviving entity for accounting purposes, but through reorganization, has deemed to have adopted the capital structure of Minghua USA.

         A summary of assets and liabilities that, for accounting purposes, were deemed to have been acquired by Minghua Hong Kong from Minghua USA at estimated fair market value as of the date of acquisition (June 22, 2001) was as follows:

              Total Assets                           $  1,155,013
              Total Liabilities                             6,810
                                                     ------------

              Fair Market Value of Minghua USA       $  1,148,203
                                                     ============

         Accordingly, all references to shares of Minghua Hong Kong common stock have been restated to reflect the equivalent number of Minghua USA shares. In other words, the 1,000,000 Minghua Hong Kong shares outstanding are restated as 28,000,000 common shares, as of December 31, 2000.

         Upon the closing of the stock purchase agreement, the Ming Hua Hong Kong shareholders obtained a controlling interest in Minghua USA and Minghua USA, indirectly through Acquisition Corp. and Ming Hua Hong Kong, obtained a controlling interest in Minghua China.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                        Consolidated Financial Statements
                                   (RESTATED)

                      MARCH 31, 2001 AND DECEMBER 31, 2000

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      MARCH 31, 2001 AND DECEMBER 31, 2000
                                   (RESTATED)



                                    I N D E X



                                                                        Page No.



CONSOLIDATED BALANCE SHEETS
         March 31, 2001 and December 31, 2000                              2
              (Restated)

CONSOLIDATED STATEMENTS OF OPERATIONS
         For the Three Months Ended March 31, 2001 and 2000 and
              from June 4, 1997 (Date of Inception) to March 31, 2001      3
              (Restated)

CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY
         June 4, 1997 (Date of Inception) to March 31, 2001 (Restated)     4


CONSOLIDATED STATEMENTS OF CASH FLOWS
         For the Three Months Ended March 31, 2001 and 2000 and
              from June 4, 1997 (Date of Inception) to March 31, 2001      5


NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS                             6

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                           CONSOLIDATED BALANCE SHEETS

                      MARCH 31, 2001 AND DECEMBER 31, 2000
                                   (RESTATED)


                                                                           MARCH 31,           DECEMBER 31,
                                                                            2 0 0 1              2 0 0 0
                                                                            -------              -------
                                                    ASSETS

CURRENT ASSETS
      Cash                                                                $       7,753        $      76,885
      Due from Related Companies                                                272,026              415,076
      Prepaid Expenses and Other Current Assets                                  29,509                6,242
                                                                          -------------        -------------

              Total Current Assets                                              309,288              498,203
                                                                          -------------        -------------

PROPERTY AND EQUIPMENT - at Cost                                                280,274              230,666
      Less: Accumulated Depreciation                                            (64,860)             (51,945)
                                                                          -------------        -------------

                                                                                215,414              178,721
                                                                          -------------        -------------

INTANGIBLE ASSETS
      Patent Rights                                                             169,603                 -
                                                                          -------------        ----------


              TOTAL ASSETS                                                $     694,305        $     676,924
                                                                          =============        =============


                                   LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
      Note Payable - Bank                                                 $     666,398        $     691,341
      Accrued Expenses                                                           15,876               21,613
      Due to Stockholders                                                    10,181,854            9,715,623
                                                                          -------------        -------------

              TOTAL LIABILITIES                                              10,864,128           10,428,577
                                                                          -------------        -------------

COMMITMENT

STOCKHOLDERS' DEFICIENCY
      Common Stock                                                              128,340              128,340
      Deficit Accumulated During the Development Stage                      (10,298,163)          (9,879,993)
                                                                          -------------        --------------

              TOTAL STOCKHOLDERS' DEFICIENCY                                (10,169,823)          (9,751,653)
                                                                          -------------        -------------

              TOTAL LIABILITIES AND STOCKHOLDERS'
                 DEFICIENCY                                               $     694,305        $     676,924
                                                                          =============        =============




                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001
                                   (RESTATED)


                                                                 THREE                THREE            JUNE 4, 1997
                                                                MONTHS               MONTHS              (DATE OF
                                                                 ENDED                ENDED           INCEPTION) TO
                                                               MARCH 31,            MARCH 31,           MARCH 31,
                                                                2 0 0 1              2 0 0 0             2 0 0 1
                                                                -------              -------             -------

INCOME                                                       $      -             $      -           $        -

COST AND EXPENSES
     General and Administrative Expenses                          408,995                5,555            1,657,086

EXPENSES
     Research and Development Expenses                              -                    -                8,612,730
                                                             ------------         ------------       --------------


OPERATING LOSS                                                   (408,995)              (5,555)         (10,269,816)


OTHER EXPENSE
     Interest Expense                                               9,175                -                   28,347
                                                             ------------         ------------       --------------

NET LOSS                                                     $   (418,170)        $     (5,555)      $  (10,298,163)
                                                             ============         ============       ==============



NET LOSS PER SHARE OF COMMON STOCK                           $       (.01)        $       .00        $        (.37)
                                                             ============         ===========        ==============

WEIGHTED AVERAGE NUMBER OF
     COMMON STOCK SHARES                                       28,000,000           28,000,000         28,000,000
                                                             ============         ============       ============




                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

               CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIENCY

                       JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001
                                   (RESTATED)


                                                                                                         DEFICIT
                                                                                                   ACCUMULATED DURING
                                                                      COMMON STOCK*                        THE
                                                                    $.00458 PAR VALUE                  DEVELOPMENT
                                                               SHARES             AMOUNT                  STAGE
                                                               ------             ------                  -----





COMMON STOCK ISSUED - June 4, 1997                                280,000        $       1,283        $     -

     Net Loss For The Period                                         -                  -                     (289)
                                                            -------------        -------------        ------------

BALANCE - DECEMBER 31, 1997                                       280,000                1,283                (289)

     Net Loss For The Year                                           -                  -                   (3,209)
                                                            -------------        -------------        ------------

BALANCE - DECEMBER 31, 1998                                       280,000                1,283              (3,498)

     Shares Issued At Par Value - March 30, 1999               27,720,000              127,057              -

     Net Loss For The Year                                           -                  -                     (302)
                                                            -------------        -------------        ------------

BALANCE - DECEMBER 31, 1999                                    28,000,000              128,340              (3,800)

     Net Loss For The Year                                           -                   -              (9,876,193)
                                                            -------------        -------------        ------------

BALANCE - DECEMBER 31, 2000                                    28,000,000              128,340          (9,879,993)

     Net Loss For The Period                                        -                    -                (418,170)
                                                            -------------        -------------        ------------

BALANCE - MARCH 31, 2001                                       28,000,000        $     128,340        $(10,298,163)
                                                            =============        =============        ============

*See Footnote 9 (Subsequent Events) regarding recapitalization of Ming Hua Group International Holding (Hong Kong) Limited. The shares shown above have been restated to reflect the equivalent Minghua USA shares received by the Ming Hua Hong Kong shareholders.



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

               FOR THE THREE MONTHS ENDED MARCH 31, 2001 AND 2000
                  AND FROM JUNE 4, 1997 (DATE OF INCEPTION) TO
                                 MARCH 31, 2001
                                   (RESTATED)

                                                                  THREE              THREE            JUNE 4, 1997
                                                                 MONTHS              MONTHS             (DATE OF
                                                                  ENDED              ENDED            INCEPTION) TO
                                                                MARCH 31,          MARCH 31,            MARCH 31,
                                                                 2 0 0 1            2 0 0 0              2 0 0 1
                                                                 -------            -------              -------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net Loss                                                 $     (418,170)    $       (5,555)     $  (10,298,163)
     Adjustments to Reconcile Net Loss to Net Cash
         Provided By Operating Activities:
              Depreciation and Amortization                           12,915            -                    64,860
              Research and Development Expenses
                  Recorded In Reorganization*                          -                -               8,612,730
              Reorganization Expenses
                  Recorded In Reorganization*                          -                -                 455,830
              Changes in Operating Assets and
                  Liabilities:
                      Prepaid Expenses and
                           Other Assets                              (23,267)           -                   (29,509)
                      Accruals                                        (5,737)           -                    15,876
                                                              --------------     --------------      --------------

     NET CASH USED IN OPERATING
         ACTIVITIES                                                 (434,259)            (5,555)         (1,178,376)
                                                              --------------     --------------      --------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Acquisition - Patent                                          (169,603)           -                  (169,603)
      Purchases of Property and Equipment                            (49,608)           -                  (280,274)
       Reorganization - Net of Cash Acquired                         -                  -                  (320,579)
                                                              --------------     --------------       -------------
     NET CASH USED IN INVESTING ACTIVITIES                          (219,211)           -                  (770,456)
                                                              --------------     --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Due to Stockholders and Related Parties - Net                   609,281              5,555           1,850,699
     Issuance of Common Stock                                        -                  -                   128,340
     Notes Payable - Bank - Net                                      (24,943)           -                   (22,454)
                                                              --------------     --------------      ---------------

     NET CASH PROVIDED BY FINANCING
         ACTIVITIES                                                  584,338              5,555           1,956,585
                                                              --------------     --------------      --------------

NET INCREASE (DECREASE) IN CASH                                      (69,132)           -                     7,753

CASH - BEGINNING OF YEAR                                              76,885            -                   -
                                                              --------------     --------------      --------

CASH - END OF YEAR                                            $      7,753       $      -            $        7,753
                                                              ============       ==============      ==============

*See Footnotes 3 and 9 regarding reorganization of Ming Hua Group International Holding (Hong Kong) Limited and Subsidiary.



                   The accompanying notes are an integral part
                    of the consolidated financial statements

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




1.     BUSINESS DESCRIPTION AND ORGANIZATION

       COMPANY

         Ming Hua Group International Holding (Hong Kong) Limited ("Ming Hua Hong Kong"), formerly Lucky Perfect International Limited and Shenzhen Ming Hua Group ("H.K") Limited, was incorporated under the laws of the Hong Kong Special Administrative region of the Peoples Republic of China on June 4, 1997. On July 16, 2000, Ming Hua Hong Kong acquired a 70% interest in Shenzhen Ming Hua Environmental Protection Vehicle Co., Ltd. a Peoples Republic of China Corporation, ("Minghua China"), (collectively the "Company").

         The Company remains in the development stage and for the period June 4, 1997 (date of inception) to March 31, 2001 has engaged primarily in research and development activities developing the hybrid powered vehicle technology. General and administrative expenses consist primarily of professional and consulting fees, reorganization expenses and rent expenses.

         The Company's stockholders intend to carry out their plan to exchange all of their stock for an existing publicly traded Company's stock in order to generate more capital for the Company (See Notes 3 and 9 "Subsequent Events"). The Company's existing capital is not sufficient to meet the Company's cash needs, accordingly, additional capital is required for future operations.

       TECHNOLOGY

         Minghua China is the owner of patented technology ("Technology") relating to hybrid vehicles powered by a combination of a combustion diesel engine and an electric power system. Minghua China produced a prototype hybrid vehicle ("Minghua Hybrid Vehicle") in 2000 and will initially attempt to sell the Minghua Hybrid Vehicle to the public transportation market in China. Minghua China has not made any sales of Minghua Hybrid Vehicles to date, however, it has entered into 4 non-binding letters of intent for the sale of up to 110 Minghua Hybrid vehicles. All manufacturing by Minghua China of the Minghua Hybrid Vehicle will be done in China. The Company's future intent is to license their technology to other countries.

         The Company believes that the Minghua Hybrid Vehicle differs from other environmentally protective vehicles on the Chinese market primarily due to its parallel composite power system where the diesel engine and the electric power system can be used alternatively and independently and the battery recharges, while the Minghua Hybrid Vehicle is running on diesel fuel.

         In 1999, the rights to the results of the research and development ("R&D") expenditures to discover the technology (pending patent rights), which were substantially complete, were transferred to Minghua China from Mr. Li Chuquan and Mr. Wang Chun Fu, ("Developers"), who were also stockholders who had effective control of Minghua China. This transfer was deemed to be a transfer between entities under common control and was therefore recorded on Minghua China's records at the Developers' accumulated historical cost basis. The
Developers accumulated R&D expenditures at the time of transfer was approximately $8.6 million, which was expensed by Minghua China as R&D with a corresponding note payable to the Developers recorded. The R&D activities to develop the technology started in 1994.

         In February 2001, Minghua China had an appraisal done on the technology by Shenzhen Zhong - Dexin Assets Appraisal Co., Ltd. appraisers licensed by the Ministry of Finance of the Peoples Republic of China. The appraisal report valued the technology at approximately $64,050,000.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




1.     BUSINESS DESCRIPTION AND ORGANIZATION (Continued)

       CAPITAL RESOURCES AND BUSINESS RISKS

         The Company remains in the development stage and all future operations are subject to all of the risks inherent in the establishment of a new business enterprise. At March 31, 2001, current liabilities exceeded current assets by $10,554,840. Additional capital resources through future new offerings of securities will be needed in order to accomplish the Company's present marketing, technology development and manufacturing programs. The Company plans on making the following expenditures: i) purchasing real property for the proposed main facility in the Shenzhen District of China, ii) purchasing a domestic vehicle manufacturing facility in the Liaoning Province of China (iii) producing 110 hybrid vehicles in 2001 and (iv) advertising and marketing. The manufacturing facilities and other operations in China, as well as the business financial condition and results of operations are, to a significant degree, subject to economic, political and social events in China. The Company expects to make further investments in China in the future. Therefore, the business, financial condition and results of operations are to a significant degree subject to economic, political and social events in China. The limited performance history of hybrid powered vehicles and the emerging nature of the target markets makes forecasting future sales unpredictable and cause operating results to fluctuate from quarter to quarter.

         The Company has obtained patents in China, Germany and Japan and has filed additional patent applications in various countries, including the United States of America, the European Union, Republic of Korea and Singapore. Intellectual property protection measures may not be sufficient to prevent misappropriation of the technology or competitors may independently develop technologies that are substantially equivalent or superior to the Company's technology. Legal systems of many foreign countries, including China, do not protect intellectual property rights to the same extent as the legal system of the United States. If the Company cannot adequately protect the proprietary information and technology, the business, financial condition and results of operations could be materially adversely affected.

       CONTROL BY PRINCIPAL STOCKHOLDERS

         The directors, executive officers and their affiliates own beneficially and in the aggregate, the majority of the voting power of the outstanding shares of the common stock of the Company. Accordingly, the directors, executive officers and their affiliates, if they voted their shares uniformly, would have the ability to control the approval of most corporate actions, including increasing the authorized capital stock and the dissolution, merger or sale of the Company's assets.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

         The accompanying consolidated financial statements include the accounts of Ming Hua Holding and its 85% owned subsidiary, Minghua China.

       All material intercompany accounts and transactions have been eliminated in 2001.

         The Company has determined The Peoples Republic of China Chinese Yuan Renminbi to be the functional currency of Minghua China. There were no gains or losses recognized as a result of translating foreign currencies to the U.S. dollars due to the stability of the currency in 2001. No assurance however, can be given as to the future valuation of the foreign currencies and how further movements in the foreign currencies could affect future earnings of the Company.

         The balance sheet of Minghua China was translated at year-end exchange rates, except for property and equipment, which was translated at rates in effect when the assets were acquired, substantially the same as the year end rates. Expenses were translated at exchange rates in effect during the year, substantially the same as the year-end rates.

       REVENUE RECOGNITION

         The Company will recognize revenue when binding orders are received and vehicles are shipped to customers.

       USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       SIGNIFICANT ESTIMATES

         Several areas require significant management estimates relating to uncertainties for which it is reasonably possible that there will be a material change in the near term. The more significant areas requiring the use of management estimates are related to the useful lives for amortization and depreciation

       CASH AND CASH EQUIVALENTS

         The Company invests idle cash primarily in money market accounts, certificates of deposits and short-term commercial paper. Money market funds and all highly liquid debt instruments with an original maturity of three months or less are considered cash equivalents.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       PROPERTY, PLANT AND EQUIPMENT

         Expenditures for maintenance, repairs and betterments, which do not materially extend the normal useful life of an asset, are charged to operations as incurred. Upon sale or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income.

         Depreciation and amortization are provided for financial reporting primarily on the accelerated and the straight-line methods over the estimated useful lives of the respective assets as follows:

                                                                   Estimated
                                                                  Useful Lives

                          Machinery and Equipment                      5 years
                          Transportation and Delivery Equipment        3 years
                          Office and Computer Software and
                             Equipment                                 5 years


         The  Company   continually   reviews  plant  and  equipment  and  other
long-lived assets to determine that the carrying values have not been impaired.

         Depreciation on property and equipment charged to expense was $12,915 and $-0- for the three months ended March 31, 2001 and 2000, respectively..

       ADVERTISING COSTS

         All costs associated with advertising and promoting products are expensed in the year incurred. Advertising expense was $23,332 and $-0- for the three months ended March 31, 2001 and 2000, respectively.

       INCOME TAXES

         Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the effect of temporary differences between assets and liabilities that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. In accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes," these deferred taxes are measured by applying currently enacted tax laws.

         The Company is currently in the development stage and has not yet commenced an active trade or business, therefore, the Company did not provide any current or deferred income tax provision or benefit for any periods presented to date because it has experienced operating losses since inception.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

       MINORITY INTEREST IN SUBSIDIARY

         The Company records minority interest expense, which reflects the portion of the earnings of Minghua China, that are applicable to the minority interest common stockholders ( 15% at March 31, 2001 and 30% at December 31,
2000). The stockholders are not required to fund the Company's deficits, therefore, no minority interest in subsidiary was recorded at March 31, 2001 and December 31, 2000.

       START-UP COSTS

         The  Company,  in  accordance  with  the  provisions  of  the  American
Institute of Certified Public Accountants' Statement of Position (SPO) 98-5, "Reporting on the Costs of Start-up Activities, expenses all start-up and organizational costs as they are incurred.

       RESEARCH AND DEVELOPMENT COSTS

         Company sponsored research and development costs, related to both present and future products, are charged to operations when incurred and are included in operating expenses. Total expenditures for research and development were not material for the three months ended March 31, 2001 and 2000.

       RELATED PARTY AND STOCKHOLDERS' LOANS

         The caption "Due to Stockholders" are loans that are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. The stockholders' current intention is not to require repayment of the stockholder's loan within the next year. The caption "Due from Related Companies" consists primarily of prepaid rent on office space in Shenzhen China.

       LOSS PER SHARE

         Basicloss per common share is calculated by dividing net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per common share are calculated by adjusting the weighted average outstanding shares, assuming conversion of all potentially dilutive stock options.

       COMPREHENSIVE LOSS

         The Company, under SFAS 130, is required to report the changes in shareholders' equity from all sources during the period, including foreign currency translation adjustments. The amount of foreign currency translation gain or loss for the three months ended March 31, 2001 and 2000 were not material.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




3.     ACQUISITION OF A SUBSIDIARY

         Ming Hua Hong Kong acquired 70% of the outstanding common stock shares of Minghua China, on July 16, 2000 for $793,270. This stock acquisition has been accounted for as a transfer of net assets under common control, with Minghua China's assets and liabilities transferred to Ming Hua Hong Kong at their historical carrying values. Included in the assets deemed to have been received by Ming Hua Hong Kong was the patent, (which had earlier been transferred to Minghua China by Minghua Hong Kong's stockholders) which had no historical cost basis. Included in the liabilities received from Minghua China was a non-interest bearing loan payable of $9,108,327 to the Ming Hua Hong Kong stockholders for the benefits of the Research and Development expenditures they incurred. The net liabilities recorded at the date of the transaction amounted to $8,275,290. Combined with the $793,270 cash paid the total decrease in net assets was $9,068,560. Of this amount $8,612,730, equal to the amounts spent on research and development by the Ming Hua Hong Kong shareholders to develop the patent, was recorded as research and development expense. The remaining $455,830 was recorded in general and administrative expenses as reorganization and other expenses. Because Minghua China had net liabilities at the acquisition date and shareholders have no obligation to contribute additional capital, no minority interest was recognized for the 30% interest owned retained by the original Minghua China shareholders. Minghua China's loss has been included in the consolidated financial results of the Company from its date of acquisition.

         During July 2000, Minghua China transferred real estate with a book value of $965,000, to a stockholder as partial satisfaction of the stockholder's loan. No gain or loss was recognized on the transfer of this asset.

         On February 9, 2001, Ming Hua Hong Kong acquired an additional 15% interest in the Company for $169,603 cash. The acquisition of this minority interest was accounted for under the purchase method. The $169,603 was allocated entirely to the additional interest in the patent that was thereby deemed to have been acquired for accounting purposes.


4.     PROPERTY AND EQUIPMENT

       Property and equipment at cost consists of:

                                                              March 31,                 December 31,
                                                                  2001                         2000
                                                             ------------               -------------------

             Transportation Equipment                        $     58,118                $    58,118

             Office, Computer Software and Equipment              222,156                    172,548
                                                             ------------                -----------

                                                                  280,274                    230,666
             Less: Accumulated Depreciation                       (64,860)                   (51,945)
                                                             ------------                -----------

                          T O T A L                          $    215,414                $   178,721
                                                             ============                ===========



                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




5.     NOTES PAYABLE - BANK

         This bank loan consists of a credit line agreement, denominated in Chinese Yuan Renminbi, from a Chinese bank secured by a guarantee given by a related party. The United States dollar equivalent of the outstanding loan balance at March 31, 2001 and December 31, 2000 were $666,398 and $691,341, respectively.

         Total interest expense incurred was $9,175 and $-0- for the three months ended March 31, 2001 and 2000, respectively.


6.     LEASE COMMITMENTS

         The Company leases office space from a related company, under a long-term non-cancelable lease agreement with annual rent escalations of 8%.

         Minimum future rental payments under the non-cancelable operating lease as of March 31, 2001 for each of the next five years and in the aggregate are as follows:

                   Period Ended
                     March 31,                    Amount

                       2002                  $      425,091
                       2003                         459,098
                       2004                         495,826
                       2005                         535,492
                       2006 and thereafter          230,227
                                             -------------

Total Minimum Future Rental Payments         $    2,145,734
                                             ==============

         Totalrent expense paid to the related Company was $142,597 and $-0- for the three months ended March 31, 2001 and 2000, respectively.

7.     COMMON STOCK

         The Company's capital structure as of March 31, 2001 and December 31, 2000 are as follows:

                     COMMON STOCK - Par Value:
                         $.00458 at March 31, 2001 and

                         December 31, 2000:
                         Issued and Outstanding - 28,000,000 shares

         The March 31, 2001 loss per share information is that of Minghua Hong Kong, restated to reflect the equivalent Minghua USA shares.

         The Company has agreements with some of the stockholders that contain restrictions on the transfer and other disposition of the stock.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




8.     SUPPLEMENTAL CASH FLOW INFORMATION

       Cash paid during the three months ended March 31, 2001 and 2000 were:

                                                                                                    June 4, 1997
                                                                                                      (Date of
                                                                                                    Inception) to
                                                                                                      March 31,
                                                                   2 0 0 1           2 0 0 0           2 0 0 1
                                                                   -------           -------           -------

              Interest                                             $9,175           $  -               $28,347
                                                                   ======           ========           =======

              Income Taxes                                        $   -              $ -                $   -
                                                                  =======            =======            ===========


       Details of 2000 business reorganization transaction:

              Fair Value of Assets Acquired (less cash included)  $1,011,920
              Assumed Liability to Stockholders                   (9,108,327)
              Assumed Other Liabilities                             (651,574)
              Research and Development Expenses Recorded           8,612,730
              General and Administrative Expenses Recorded           455,830
                                                                 -----------

                     Cash Paid (Net of Cash Acquired)           $   320,579
                                                                ===========

9.     SUBSEQUENT EVENTS

         On April 27, 2001, the Company's two stockholders entered into a stock sale agreement (the "Agreement") with Panagra International Corporation ("Panagra") and it's Subsidiary, Ming Hua Acquisition Corp., ("Acquisition Corp.") relating to the purchase by Acquisition Corp. of all of the outstanding capital stock of Ming Hua Hong Kong. Minghua USA funded the cash amount and issued the shares on behalf of Acquisition Corp. as a capital contribution to Acquisition Corp.

         On August 2, 2001, an amendment to the certificate of incorporation was made changing the name of Panagra International Corporation ("Panagra") to Minghua Group International Holding Limited, ("Minghua USA").

         On June 22, 2001, Minghua USA acquired all the outstanding shares of Minghua Hong Kong. The transaction was effected by paying to the Ming Hua Hong Kong stockholders $1,000,000 and issuing 28,000,000 additional Minghua USA common shares that resulted in the Ming Hua Hong Kong shareholders owning approximately 70% of the outstanding shares of Minghua USA and having control of Minghua USA after this transaction.

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




9.     SUBSEQUENT EVENTS


         For financial reporting purposes this transaction was recorded as a recapitalization of Minghua Hong Kong. Minghua Hong Kong is deemed to be the continuing, surviving entity for accounting purposes, but through reorganization, has deemed to have adopted the capital structure of Minghua USA.

         A summary of assets and liabilities that, for accounting purposes, were deemed to have been acquired by Minghua Hong Kong from Minghua USA at estimated fair market value as of the date of acquisition (June 22, 2001) was as follows:

              Total Assets                            $  1,155,013
              Total Liabilities                              6,810
                                                      ------------

              Fair Market Value of Minghua USA        $  1,148,203
                                                      ============


         Accordingly, all references to shares of Minghua Hong Kong common stock have been restated to reflect the equivalent number of Minghua USA shares. In other words, the 1,000,000 Minghua Hong Kong shares outstanding are restated as 28,000,000 common shares, as of March 31, 2001.

         Uponthe closing of the stock purchase agreement, the Ming Hua Hong Kong shareholders obtained a controlling interest in Minghua USA and Minghua USA, indirectly through Acquisition Corp. and Ming Hua Hong Kong, obtained a controlling interest in Minghua China.

10.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments ("SFAS 107") requires entities to disclose the fair values of financial instruments except when it is not practicable to do so. Under SFAS 107, it is not practicable to make this disclosure when the costs of formulating the estimated values exceed the benefit when considering how meaningful the information would be to financial statement users.

         As a result of the difficulties presented in the valuation of the loans receivable and payable from related entities because of their related party nature, estimating the fair value of these financial instruments is not considered practicable. The fair values of all financial instruments do not differ materially from their carrying amounts. None of the above is derivative financial instruments and none are held for trading purposes.

         .

                          MING HUA GROUP INTERNATIONAL
                           HOLDING (HONG KONG) LIMITED
                                 AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




11.      RESTATEMENT   OF  MARCH  31,  2001  AND  DECEMBER  31,  2000  FINANCIAL
         STATEMENTS

         The accompanying financial statements have been restated. It has been determined that the Minghua Hong Kong's stock acquisition of Minghua China should be accounted for as a transfer of net assets under common control. Minghua China's assets and liabilities transferred over should be at their historical carrying values and accounted for in a manner similar to pooling of interests, with no goodwill or other intangibles recorded.

         It was also determined that the accumulated research and development of core technology expenses incurred and transferred to Minghua China by stockholders and developers, who have interests in both Ming Hua Hong Kong and Minghua China, should also be accounted for as a transfer of net assets under common control.

         The historical carrying value of the stockholders Research and Development costs, in accordance with Statement of Financial Accounting Standards # 2, ("SFAS 2") is zero. Research and development expenditures in accordance with SFAS 2 are required to be expensed in the periods in which they are incurred. The Research and Development expenditures, started in 1994 and were transferred over to Minghua China in 1999. These costs totalled $8,612,730

         Therefore, had this transfer been originally accounted for as a transfer of net assets under common control and not as a purchase of a patent at "arms length" between third parties, the historical carrying amount of the assets transferred would have been zero and the net loss would have increased by $8,612,730 (Research and Development expenses). The end result of this restatement in 2000 is to decrease intangible and other assets by $9,233,935, increase due to stockholders $19,045, increase deficit by $9,252,980.

         The end result of this restatement for March 31, 2001 is to decrease intangible and other assets by $9,232,200, increase due to stockholder $54,521, increase deficit by $9,286,721, decrease loss per share by $.37 for the three months ended March 31, 2001 and decrease loss per share by $1.54 for the period June 4, 1997 (date of inception to March 31, 2001, increase net cash used in investing activities $44,827, decrease net cash used in investing activities $300 and increase net cash provided by financing activities $44,527 for the three months ended March 31, 2001.

         The audited statements for December 31, 2000 and the review financial statements for the three months ended March 31, 2001 for Ming Hua Hong Kong and the SEC form 8K filed, will be restated and refiled on SEC Form 8KA, to reflect all the above accounting changes.